                                                                    EXHIBIT 10.2

                                February 2, 1996




Greylock Equity Limited Partnership
755 Page Mill Road, A-100
Palo Alto, California 94304
Attn:    David Strohm

Sigma Partners
2884 Sand Hill Road, Suite 121
Menlo Park, California 94025
Attn:    Bob Davoli

Dear Sirs:

         Internet Security Systems, Inc., a Georgia Corporation (the "Company"), may at a future date elect to sell its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement filed under the Securities Act of 1933 (an "IPO"). In the event that the Company consummates an IPO, it may contract with an underwriter for certain persons designated by the Company to be entitled to purchase from such underwriter shares of the Company's Common Stock at the "IPO Price." The IPO Price means the public offering price of the Company's Common Stock in its IPO. The shares so offered are designated "Directed Shares." In the event that the Company, upon consummation of an IPO, offers any Directed Shares to any person, the Company will use its best efforts to cause the underwriters to allow each of Greylock Equity Limited Partnership or their affiliates or designates and Sigma Partners or their affiliates or designates (each a "Holder" and collectively, the "Holders") to purchase at a price per share equal to the IPO Price, the lesser of (i) 100,000 Shares of the Company's Common Stock to be sold in the IPO or, (ii) a number of Shares of Common Stock equal to the total number of Directed Shares offered by the Company multiplied by the Holder's percentage ownership of the Company's Common Stock on an as converted basis before any shares are issued in the IPO. The proportion of such Holder's ownership of Common Stock shall be deemed to include all securities convertible into or exercisable for Common Stock, including Preferred Stock, calculated as if such securities had converted into Common Stock at the then applicable conversion ratio. The Holders acknowledge and agree that, subject to the foregoing, the Company, acting

Greylock Equity Limited Partnership
Sigma Partners
February 2, 1996
Page 2


through its Board of Directors shall have the sole and exclusive discretion to determine those persons who shall receive Directed Shares. Notwithstanding the foregoing, the Holders' rights hereunder shall be limited to the extent required by applicable law or rules of the SEC, the National Association of Securities Dealers, Inc. or any exchange upon which the shares sold in the IPO may be traded.

                                    Very truly yours,

                                    INTERNET SECURITY SYSTEMS, INC.


                                    By:
                                       ----------------------------

                                    Title:
                                          -------------------------



Agreed and accepted:

GREYLOCK EQUITY LIMITED PARTNERSHIP

By: Greylock Equity GP Limited Partnership,
    Its General Partner


By:
    ---------------------------------------





SIGMA PARTNERS


By:
    ---------------------------------------
Title:
      -------------------------------------


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

                                February 14, 1997




AT & T Venture Fund II, L.P.
Venture Fund I, L.P.
Chevy Chase Metro Building
2 Wisconsin Circle, Suite 610
Chevy Chase, Maryland 20815
Attn: Jim Pastoriza

Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, California 94025
Attn: Ted Schlein

Dear Sirs:

         Internet Security Systems, Inc., a Georgia Corporation (the "Company"), may at a future date elect to sell its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement filed under the Securities Act of 1933 (an "IPO"). In the event that the Company consummates an IPO, it may contract with an underwriter for certain persons designated by the Company to be entitled to purchase from such underwriter shares of the Company's Common Stock at the "IPO Price." The IPO Price means the public offering price of the Company's Common Stock in its IPO. The shares so offered are designated "Directed Shares." In the event that the Company, upon consummation of an IPO, offers any Directed Shares to any person, the Company will use its best efforts to cause the underwriters to allow each of AT & T Ventures or their affiliates or designates and Kleiner Perkins Caufield & Byers or their affiliates or designates (each a "Holder" and collectively, the "Holders") to purchase at a price per share equal to the IPO Price, the lesser of (i) 100,000 Shares of the Company's Common Stock to be sold in the IPO or, (ii) a number of Shares of Common Stock equal to the total number of Directed Shares offered by the Company multiplied by the Holder's percentage ownership of the Company's Common Stock on an as converted basis before any shares are issued in the IPO. The proportion of such Holder's ownership of Common Stock shall be deemed to include all securities convertible into or exercisable for Common Stock, including Preferred Stock, calculated as if such securities had converted into Common Stock at the then applicable conversion ratio. The Holders acknowledge and agree that, subject to the foregoing, the Company, acting

AT & T Ventures
Kleiner Perkins Caufield & Byers
February 14, 1997
Page 2


through its Board of Directors shall have the sole and exclusive discretion to determine those persons who shall receive Directed Shares. Notwithstanding the foregoing, AT&T Ventures the Holders' rights hereunder shall be limited to the extent required by applicable law or rules of the SEC, the National Association of Securities Dealers, Inc. or any exchange upon which the shares sold in the IPO may be traded.

                                    Very truly yours,

                                    INTERNET SECURITY SYSTEMS, INC.


                                    By:
                                       ----------------------------

                                    Title:
                                          -------------------------


Agreed and accepted:

AT & T VENTURE FUND II, L.P.


By:
  ------------------------------
  Name:
  Title:



VENTURE FUND I, L.P.


By:
  ------------------------------
  Name:
  Title:



KLEINER PERKINS CAUFIELD & BYERS


By:
  ------------------------------
  Name:
  Title:



                                       -2-